Quarterly Earnings and

Supplemental Operating and Financial Data

December 31, 2012

LEXINGTON REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

December 31, 2012

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, (2) Lexington’s ability to achieve its estimate of Company FFO, as adjusted, for the year ended December 31, 2013, (3) the consummation of build-to-suit transactions, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST
TRADED: NYSE: LXP
ONE PENN PLAZA, SUITE 4015
NEW YORK NY 10119-4015

Contact:

Investor or Media Inquiries, T. Wilson Eglin, CEO

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE

Thursday, February 21, 2013

LEXINGTON REALTY TRUST REPORTS FOURTH QUARTER 2012 RESULTS

New York, NY - February 21, 2013 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the fourth quarter ended December 31, 2012.

Fourth Quarter 2012 Highlights

•	Generated Company Funds From Operations, as adjusted (“Company FFO, as adjusted”), of $48.2 million, or $0.25 per diluted common share.
•	Executed 17 new and extended leases, totaling 2.4 million square feet. Overall portfolio occupancy of 97.3% at quarter end.
•	Closed property acquisitions of $114.9 million, invested $27.1 million in on-going build-to-suit projects and agreed to fund up to $41.4 million for the construction of new build-to-suit projects.
•	Raised $24.7 million of gross proceeds from dispositions.
•	Raised net proceeds of approximately $156.3 million through a public offering of common shares.
•	Satisfied $211.7 million of borrowings, including through the conversion of $31.1 million original principal amount of 6.00% Convertible Guaranteed Notes into common equity.
•	Expanded seven-year term loan facility by $40.0 million and obtained a $59.5 million secured non-recourse mortgage.

Subsequent to Quarter End Transaction Activity

•	Refinanced its secured credit facility with a new credit facility consisting of a four-year $300.0 million unsecured revolving loan and a five-year $250.0 million unsecured term loan.
•	Obtained a $40.0 million 15-year secured non-recourse mortgage and a joint venture investment obtained a $15.3 million five-year secured non-recourse mortgage.
•	Retired $21.0 million of secured debt and gave notice to prepay $137.9 million of secured debt at par in first quarter.
•	Issued 3.4 million common shares and raised gross proceeds of $36.9 million through an At-The-Market offering program.
•	Converted $35.0 million of original principal amount of 6.00% Convertible Guaranteed Notes into common equity.

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T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, “We are very excited about our growth prospects for 2013. We have positioned Lexington to pursue growth opportunities in the coming year, having significantly reduced our debt levels both by accessing the capital markets and the timely and accretive disposition of non-core assets. After completing $247.0 million in new investments in 2012, we believe that investment volume this year will substantially increase. With just 3.0% of single-tenant revenue currently expiring this year and a strong pipeline of accretive investment opportunities, we expect to generate strong growth in our cash flow and funds from operations per share”.

FINANCIAL RESULTS

Revenues

For the quarter ended December 31, 2012, total gross revenues were $95.5 million, compared with total gross revenues of $79.6 million for the quarter ended December 31, 2011. The increase is primarily due to property acquisitions and an increase in occupancy.

Company FFO, As Adjusted

For the quarter ended December 31, 2012, the Company generated Company FFO, as adjusted, of $48.2 million, or $0.25 per diluted share, compared to Company FFO, as adjusted, for the quarter ended December 31, 2011 of $45.6 million, or $0.25 per diluted share. For the year ended December 31, 2012, the Company generated Company FFO, as adjusted, of $180.6 million, or $0.98 per diluted share, compared to Company FFO, as adjusted, for the year ended December 31, 2011 of $170.0 million, or $0.97 per diluted share. The calculation of Company FFO, as adjusted, and a reconciliation to net income (loss) is included later in this press release.

Net Income (Loss) Attributable to Common Shareholders

For the quarter ended December 31, 2012, net loss attributable to common shareholders was $(7.0) million, or a loss of $(0.04) per diluted share, compared with net income attributable to common shareholders for the quarter ended December 31, 2011 of $7.5 million, or income of $0.05 per diluted share.

Capital Activities and Balance Sheet Update

Lexington financed its office property in Palo Alto, California with a $59.5 million non-recourse mortgage loan which bears interest at a fixed rate of 3.97%. The fully-amortizing loan matures at the end of the tenant lease in December 2023.

In addition, Lexington exercised an accordion feature within its seven-year term loan agreement increasing the term loan to $255.0 million, all of which is currently outstanding. Lexington swapped the LIBOR rate on such borrowings for a weighted-average fixed rate of 3.67% as of the date of this press release.

Lexington issued 17.25 million common shares in a public offering, raising net proceeds of approximately $156.3 million. The net proceeds were primarily used to satisfy $150.5 million of outstanding debt on Lexington's credit facilities. In addition, Lexington satisfied $30.1 million in non-recourse mortgage debt which had a weighted-average interest rate of 5.6%.

Lexington issued 4.5 million common shares upon conversion of an aggregate of $31.1 million original principal amount of 6.00% Convertible Guaranteed Notes due 2030 and made an aggregate cash payment of $2.4 million plus accrued and unpaid interest on the notes. In January 2013, Lexington converted an additional $35.0 million original principal amount of 6.00% Convertible Guaranteed Notes due 2030 for 5.0 million common shares and a cash payment of approximately $2.3 million plus accrued and unpaid interest.

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In total, Lexington's consolidated debt declined by $118.6 million in the fourth quarter of 2012.

In February 2013, Lexington refinanced its secured credit facility with an unsecured credit facility consisting of a four-year $300.0 million unsecured revolving loan and a five-year $250.0 million unsecured term loan. Lexington expects to use a portion of the credit facility to retire $137.9 million of mortgage debt in March 2013. Lexington also amended its term loan due in 2019 to release the collateral as security for such loan. As a result, all of Lexington's corporate borrowings are now unsecured.

Subsequent to December 31, 2012, Lexington obtained a $40.0 million non-recourse mortgage secured by its property in Lenexa, Kansas. The loan bears interest at a blended fixed rate of 3.70% and matures in November 2027.

At-The-Market Offering Program

Subsequent to December 31, 2012, Lexington implemented an At-The-Market offering program under which Lexington may issue up to $100.0 million in common shares over the term of the program. Lexington issued 3.4 million common shares under the program as of the date of this press release, raising gross proceeds of $36.9 million.

Common Share/Unit Dividend/Distribution

Lexington declared a regular quarterly dividend/distribution for the quarter ended December 31, 2012 of $0.15 per common share/unit, which was paid on January 15, 2013 to common shareholders/unitholders of record as of December 31, 2012.

OPERATING ACTIVITIES

Leasing

During the fourth quarter of 2012, Lexington executed 17 new and extended leases for 2.4 million square feet. Overall in 2012, Lexington executed new and extended leases totaling approximately 7.4 million square feet and increased overall portfolio occupancy by 140 basis points to 97.3%.

Subsequent to quarter end, Lexington executed 325,000 square feet of new and extended leases.

Capital Recycling

Dispositions

During the fourth quarter of 2012, Lexington disposed of its interests in four properties to unrelated parties for an aggregate gross sales price of $24.7 million and conveyed one vacant property in foreclosure in satisfaction of the $5.3 million outstanding non-recourse mortgage.

Investment Activity

Property Acquisitions and Completed Build-to-Suit Transactions

A joint venture, in which Lexington has a minority position, acquired a120,000 square foot retail property in Palm Beach Gardens, Florida for $29.8 million (9.8% initial cap rate), which is net-leased for a 15-year term. Lexington provided a $12.0 million non-recourse mortgage loan at closing. In February 2013, this property was refinanced with a $15.3 million first mortgage and Lexington's loan was repaid.

Lexington acquired a 252,400 square foot office property in Phoenix, Arizona for $53.2 million (7.1% initial cap rate). The property is net-leased for a 17-year term.

5

Lexington acquired 6.2 acres of land in Palm Beach Gardens, Florida for approximately $6.0 million. Lexington previously had been leasing the land and owns the multi-tenant improvements on the property.

In the build-to-suit area, Lexington completed the 52,000 square foot build-to-suit retail property in Opelika, Alabama for approximately $8.3 million (9.4% initial cap rate). The property is net-leased for a 15-year term.

Lexington closed on its forward commitment to acquire the 80,000 square foot build-to-suit office property in Eugene, Oregon for approximately $17.6 million (9.0% initial cap rate). The property is net-leased for a 15-year term.

Overall in 2012, Lexington completed acquisitions/build-to-suit transactions for an aggregate capitalized cost of approximately $247.0 million. The properties have a weighted-average lease term of approximately 16 years and are expected to generate approximately $24.3 million of annual GAAP rent.

New and On-going Build-to-Suit Projects

Lexington entered into a new build-to-suit, an $8.8 million commitment (of which $3.2 million was funded as of December 31, 2012) to construct a 42,000 square foot retail property in Tuscaloosa, Alabama, which is net-leased for a 15-year term commencing upon completion (9.3% initial cap rate).

Lexington continues to fund the construction of the previously announced build-to-suit projects in (1) Denver, Colorado (8.6% initial rap rate), (2) Rantoul, Illinois (8.0% initial cap rate) and (3) Long Island City, New York (8.5% initial cap rate). The aggregate estimated cost of these four on-going build-to-suit projects is approximately $136.5 million, of which approximately $68.9 million was invested as of December 31, 2012. Lexington can give no assurance that any of the build-to-suit projects that are under contract or in process will be completed.

Loan Investments

Lexington closed on a $32.6 million construction loan (of which $3.5 million was funded as of December 31, 2012) for a 168,000 square foot build-to-suit data center in Norwalk, Connecticut. The interest-only construction loan bears interest at 7.5% and matures in November 2014. The property is subject to a 21-year net-lease.

Lexington received approximately $2.5 million in full satisfaction of its loan investment in New Kingstown, Pennsylvania.

2013 EARNINGS GUIDANCE

Lexington estimates that its Company FFO, as adjusted, guidance will be an expected range of $1.01 to $1.04 per diluted share for the year ended December 31, 2013. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

FOURTH QUARTER 2012 CONFERENCE CALL

Lexington will host a conference call today, Thursday, February 21, 2013, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended December 31, 2012. Interested parties may participate in this conference call by dialing (888) 215-6917 or (913) 312-1383. A replay of the call will be available through March 7, 2013, at (877) 870-5176 or (858) 384-5517, pin: 5345505. A live webcast of the conference call will be available at www.lxp.com within the Investor Relations section.

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ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a self-managed and self-administered real estate investment trust that invests in, owns, finances and manages predominantly single-tenant office, industrial and retail properties leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the single-tenant area. Lexington common shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, (2) Lexington's ability to achieve its estimate of Company FFO, as adjusted, for the year ended December 31, 2013, (3) the consummation of built-to-suit transactions, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, but consolidated for financial statement purposes and/or disregarded for income tax purposes.

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Gross revenues:
Rental	$87,345	$71,563	$313,081	$280,410
Advisory and incentive fees	421	262	1,806	2,012
Tenant reimbursements	7,767	7,745	29,992	31,404
Total gross revenues	95,533	79,570	344,879	313,826

Expense applicable to revenues:
Depreciation and amortization	(46,069)	(38,855)	(161,876)	(156,358)
Property operating	(16,277)	(13,720)	(60,213)	(58,229)
General and administrative	(6,576)	(6,146)	(23,956)	(22,200)
Non-operating income	1,225	3,912	6,888	13,020
Interest and amortization expense	(25,397)	(26,286)	(98,803)	(106,478)
Debt satisfaction gains (charges), net	(7,841)	42	(9,480)	45
Change in value of forward equity commitment	—	6,348	—	2,030
Gain on acquisition	—	—	167,864	—
Litigation reserve	—	—	(2,775)	—
Impairment charges	—	—	(4,262)	(35,946)
Income (loss) before benefit (provision) for income taxes, equity in earnings of non-consolidated entities and discontinued operations	(5,402)	4,865	158,266	(50,290)
Benefit (provision) for income taxes	(141)	(215)	(941)	845
Equity in earnings of non-consolidated entities	62	9,688	21,531	30,334
Income (loss) from continuing operations	(5,481)	14,338	178,856	(19,111)

Discontinued operations:
Income (loss) from discontinued operations	212	1,011	(1,463)	4,955
Provision for income taxes	(97)	(22)	(161)	(76)
Debt satisfaction charges, net	(717)	(3)	(178)	(606)
Gains on sales of properties	4,345	1,306	13,291	6,557
Impairment charges	(17)	(2,614)	(5,707)	(81,497)
Total discontinued operations	3,726	(322)	5,782	(70,667)
Net income (loss)	(1,755)	14,016	184,638	(89,778)
Less net (income) loss attributable to noncontrolling interests	(592)	(989)	(4,322)	10,194
Net income (loss) attributable to Lexington Realty Trust shareholders	(2,347)	13,027	180,316	(79,584)
Dividends attributable to preferred shares - Series B	—	(1,379)	(2,298)	(6,149)
Dividends attributable to preferred shares - Series C	(1,572)	(1,600)	(6,290)	(6,655)
Dividends attributable to preferred shares - Series D	(2,926)	(2,926)	(11,703)	(11,703)
Allocation to participating securities	(194)	(141)	(1,059)	(368)
Deemed dividend - Series B	—	(95)	(2,346)	(95)
Redemption discount - Series C	—	618	229	833
Net income (loss) attributable to common shareholders	$(7,039)	$7,504	$156,849	$(103,721)
Income (loss) per common share - basic:
Income (loss) from continuing operations	$(0.06)	$0.05	$0.96	$(0.29)
Income (loss) from discontinued operations	0.02	—	0.03	(0.39)
Net income (loss) attributable to common shareholders	$(0.04)	$0.05	$0.99	$(0.68)

Weighted-average common shares outstanding - basic:	172,646,759	154,838,153	159,109,424	152,473,336

Income (loss) per common share - diluted:
Income (loss) from continuing operations	$(0.06)	$0.05	$0.91	$(0.29)
Income (loss) from discontinued operations	0.02	—	0.02	(0.39)
Net income (loss) attributable to common shareholders	$(0.04)	$0.05	$0.93	$(0.68)

Weighted-average common shares outstanding - diluted	172,646,759	154,942,637	179,659,826	152,473,336

Amounts attributable to common shareholders:
Income (loss) from continuing operations	$(10,750)	$7,697	$152,808	$(44,703)
Income (loss) from discontinued operations	3,711	(193)	4,041	(59,018)
Net income (loss) attributable to common shareholders	$(7,039)	$7,504	$156,849	$(103,721)

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share and per share data)

As of December 31,

	2012	2011
Assets:
Real estate, at cost	$3,564,466	$3,172,246
Real estate - intangible assets	685,914	546,918
Investments in real estate under construction	65,122	34,529
Less: accumulated depreciation and amortization	1,150,417	1,006,717
Real estate, net	3,165,085	2,746,976
Cash and cash equivalents	34,024	63,711
Restricted cash	26,741	30,657
Investment in and advances to non-consolidated entities	27,129	39,330
Deferred expenses, net	57,549	43,966
Loans receivable, net	72,540	66,619
Rent receivable	7,355	7,271
Other assets	27,780	28,290
Total assets	$3,418,203	$3,026,820

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,415,961	$1,366,004
Term loan payable	255,000	—
Exchangeable notes payable	—	62,102
Convertible notes payable	78,127	105,149
Trust preferred securities	129,120	129,120
Dividends payable	31,351	25,273
Accounts payable and other liabilities	70,367	53,058
Accrued interest payable	11,980	13,019
Deferred revenue - including below market leases, net	79,908	90,349
Prepaid rent	13,224	12,543
Total liabilities	2,085,038	1,856,617
Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $68,522; 2,740,874 shares issued and outstanding in 2011	—	66,193
Series C Cumulative Convertible Preferred, liquidation preference $96,770 and $98,510; 1,935,400 and 1,970,200 shares issued and outstanding in 2012 and 2011, respectively	94,016	95,706
Series D Cumulative Redeemable Preferred, liquidation preference $155,000; 6,200,000 shares issued and outstanding	149,774	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 178,616,664 and 154,938,351 shares issued and outstanding in 2012 and 2011, respectively	18	15
Additional paid-in-capital	2,212,949	2,010,850
Accumulated distributions in excess of net income	(1,143,803)	(1,212,630)
Accumulated other comprehensive income (loss)	(6,224)	1,938
Total shareholders' equity	1,306,730	1,111,846
Noncontrolling interests	26,435	58,357
Total equity	1,333,165	1,170,203
Total liabilities and equity	$3,418,203	$3,026,820

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
EARNINGS PER SHARE:

Basic:
Income (loss) from continuing operations attributable to common shareholders	$(10,750)	$7,697	$152,808	$(44,703)
Income (loss) from discontinued operations attributable to common shareholders	3,711	(193)	4,041	(59,018)
Net income (loss) attributable to common shareholders	$(7,039)	$7,504	$156,849	$(103,721)

Weighted-average number of common shares outstanding	172,646,759	154,838,153	159,109,424	152,473,336

Income (loss) per common share:
Income (loss) from continuing operations	$(0.06)	$0.05	$0.96	$(0.29)
Income (loss) from discontinued operations	0.02	—	0.03	(0.39)
Net income (loss) attributable to common shareholders	$(0.04)	$0.05	$0.99	$(0.68)

Diluted:
Income (loss) from continuing operations attributable to common shareholders	$(10,750)	$7,697	$152,808	$(44,703)
Impact of assumed conversions:
Share options	—	—	—	—
Operating Partnership Units	—	—	1,371	—
6.00% Convertible Guaranteed Notes	—	—	8,953	—
Income (loss) from continuing operations attributable to common shareholders	(10,750)	7,697	163,132	(44,703)
Income (loss) from discontinued operations attributable to common shareholders	3,711	(193)	4,041	(59,018)
Impact of assumed conversions:
Operating Partnership Units	—	—	(179)	—
Income (loss) from discontinued operations attributable to common shareholders	3,711	(193)	3,862	(59,018)
Net income (loss) attributable to common shareholders	$(7,039)	$7,504	$166,994	$(103,721)

Weighted-average common shares outstanding - basic	172,646,759	154,838,153	159,109,424	152,473,336
Effect of dilutive securities:
Share options	—	104,484	306,449	—
Operating Partnership Units	—	—	4,438,708	—
6.00% Convertible Guaranteed Notes	—	—	15,805,245	—
Weighted-average common shares outstanding	172,646,759	154,942,637	179,659,826	152,473,336

Income (loss) per common share:
Income (loss) from continuing operations	$(0.06)	$0.05	$0.91	$(0.29)
Income (loss) from discontinued operations	0.02	—	0.02	(0.39)
Net income (loss) attributable to common shareholders	$(0.04)	$0.05	$0.93	$(0.68)

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income (loss) attributable to Lexington Realty Trust shareholders	$(2,347)	$13,027	$180,316	$(79,584)
Adjustments:
Depreciation and amortization	45,081	39,892	163,890	160,689
Impairment charges - real estate	17	2,614	9,969	117,443
Impairment charges - joint venture	—	—	—	4,811
Noncontrolling interests - OP units	279	893	1,192	578
Amortization of leasing commissions	1,329	1,070	4,838	3,918
Joint venture and noncontrolling interest adjustment	545	(3,039)	560	(23,309)
Preferred dividends – Series B & D	(2,926)	(4,305)	(14,001)	(17,852)
Gains on sales of properties	(4,345)	(1,306)	(13,291)	(6,557)
Gain on sale - joint venture investment	—	—	(7,000)	—
Gain on acquisition of real estate	—	—	(167,864)	—
Interest and amortization on 6.00% Convertible Guaranteed Notes	1,973	2,327	8,953	9,307
Reported Company FFO	39,606	51,173	167,562	169,444
Debt satisfaction charges (gains), net	8,558	(39)	9,658	561
Forward equity commitment	—	(6,348)	—	(2,030)
Litigation reserve	—	—	2,775	—
Gains on loan sales - joint venture	—	—	—	(1,927)
Other	5	857	603	3,966
Company FFO, as adjusted	48,169	45,643	180,598	170,014

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Adjustments:
Straight-line rents	(7,900)	(4,437)	(7,491)	(1,763)
Lease incentives	323	570	1,466	2,138
Amortization of below/above market leases	57	(886)	(3,551)	(3,101)
Non-cash interest, net	(132)	121	(1,300)	711
Non-cash general and administrative expenses	1,103	1,077	4,565	4,040
Tenant improvements	(8,856)	(2,732)	(25,776)	(12,266)
Lease costs	(5,185)	(4,871)	(13,038)	(15,870)
Reported Company Funds Available for Distribution	$27,579	$34,485	$135,473	$143,903

Per Share Amounts
Basic:
Reported Company FFO	$0.20	$0.28	$0.91	$0.95
Company FFO, as adjusted	$0.25	$0.25	$0.98	$0.97
Company FAD	$0.14	$0.19	$0.74	$0.82

Diluted:
Reported Company FFO	$0.20	$0.28	$0.91	$0.95
Company FFO, as adjusted	$0.25	$0.25	$0.98	$0.97
Company FAD	$0.14	$0.19	$0.73	$0.82

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Basic:
Weighted-average common shares outstanding - EPS basic	172,646,759	154,838,153	159,109,424	152,473,336
6.00% Convertible Guaranteed Notes	13,995,678	16,238,672	15,805,245	16,232,862
Non-vested share-based payment awards	308,854	131,234	244,366	130,684
Operating Partnership Units	4,317,367	4,565,269	4,438,708	4,725,798
Preferred Shares - Series C	4,710,570	4,976,034	4,712,421	5,043,521
Weighted-average common shares outstanding - Reported Company FFO basic	195,979,228	180,749,362	184,310,164	178,606,201
Adjustments:
Forward equity commitment settlement	—	(551,108)	—	(2,760,608)
Weighted-average common shares outstanding - Company FFO, as adjusted & FAD	195,979,228	180,198,254	184,310,164	175,845,593

Diluted:
Weighted-average common shares outstanding - Reported Company FFO basic	195,979,228	180,749,362	184,310,164	178,606,201
Options - Incremental shares	432,356	104,484	306,449	208,463
Weighted-average common shares outstanding - Reported Company FFO diluted	196,411,584	180,853,846	184,616,613	178,814,664
Adjustments:
Forward equity commitment settlement	—	(551,108)	—	(2,760,608)
Weighted-average common shares outstanding - Company FFO, as adjusted & FAD	196,411,584	180,302,738	184,616,613	176,054,056

1 Lexington believes that Funds from Operations (“FFO”), which is not a measure under generally accepted accounting principles (“GAAP”), is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents “Reported Company funds from operations” or “Reported Company FFO,” which differs from FFO because it includes Lexington's operating partnership units, Lexington's 6.50% Series C Cumulative Convertible Preferred Shares, and Lexington's 6.00% Convertible Guaranteed Notes because these securities are convertible, at the holder's option, into Lexington's common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Reported Company FFO on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted. Lexington also presents “Company funds from operations, as adjusted” or “Company FFO, as adjusted,” which adjusts Reported Company FFO for certain items which Management believes are non-recurring and not indicative of the operating results of its real estate portfolio. Management believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate funds from operations in a similar fashion, Reported Company FFO and Company FFO, as adjusted, may not be comparable to similarly titled measures as reported by others. Reported Company FFO and Company FFO, as adjusted, should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

2 Reported Company Funds Available for Distribution ("FAD") is calculated by making adjustments to Company FFO, as adjusted, for (1) straight-line rent revenue, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) cash paid for tenant improvements, (5) cash paid for lease costs, (6) non-cash general and administrative expenses, and (7) non-cash interest, net. Although FAD may not be comparable to that of other REITs, Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

# # #

12

LEXINGTON REALTY TRUST

2012 Fourth Quarter Leasing Summary

LEASE EXTENSIONS

	Tenants (Guarantors)	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office/Multi-Tenant			2012/2013 Extensions
1	Edward Jiang & Ming You	Honolulu	HI	09/2012	09/2015	565	$12	$11	$12	$11
2	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	Knoxville	TN	05/2013	05/2020	59,748	$717	$900	$773	$900
3	JPMorgan Chase Bank, National Association	Florence	SC	06/2013	10/2013	179,300	$1,255	$1,255	$1,255	$1,255
4	Zwicker & Associates, P.C.	Hebron	KY	07/2013	07/2018	34,402	$203	$187	$203	$181
				2014 Extension
5	Kelsey-Hayes Company (TRW Automotive Inc.)	Livonia	MI	04/2014	12/2024	180,230	$1,513	$2,181	$1,364	$1,854
				2015 Extension
6	Schlumberger Holdings Corp.	Houston	TX	09/2015	09/2025	554,385	$5,267	$8,163	$6,038	$7,375
				2018 Extension
7	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	Allen	TX	03/2018	03/2025	292,700	$3,073	$3,073	$2,908	$3,073

7	Total office/multi-tenant lease extensions					1,301,330	$12,040	$15,770	$12,553	$14,649

	Industrial			2013 Extensions
1	Owens Corning Sales, LLC / Owens Corning Insulating Systems, LLC	Hebron	OH	05/2013	05/2014	400,522	$941	$901	$941	$901
2	Essex Group, Inc. (United Technologies Corporation)	Franklin	TN	12/2013	12/2018	289,330	$735	$735	$1,250	$1,250
				2016 Extension
3	The Hillman Group, Inc.	Cincinnati	OH	08/2016	12/2027	248,700	$759	$793	$790	$793

3	Total industrial lease extensions					938,552	$2,435	$2,429	$2,981	$2,944
				`
	Retail			2013 Extensions
1	The Kroger Co.	Paris	TN	07/2013	07/2018	31,170	$159	$159	$169	$213
2	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	Lawrence	IN	10/2013	10/2018	28,721	$193	$193	$193	$193
3	Marsh Supermarkets, LLC / Crystal Food Services, LLC	Franklin	OH	10/2013	10/2014	29,119	$111	$111	$142	$142

3	Total retail lease extensions					89,010	$463	$463	$504	$548

13	TOTAL EXTENDED LEASES					2,328,892	$14,938	$18,662	$16,038	$18,141

NEW LEASES

	Tenants (Guarantors)	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office/Multi-Tenant
1	Elephant Insurance Services, LLC (Admiral Group plc)	Glen Allen	VA	01/2015	5,980	$106	$107
2	Aramark Corporation	Orlando	FL	11/2017	8,261	$83	$83
3	Capital One, National Association	Glen Allen	VA	12/2017	4,676	$81	$80
4	eXfuze, LLC	Palm Beach Gardens	FL	06/2018	6,410	$124	$124

4	Total office/multi-tenant new leases				25,327	$394	$394

4	TOTAL NEW LEASES				25,327	$394	$394

17	TOTAL NEW AND EXTENDED LEASES				2,354,219	$15,332	$16,432

13

LEXINGTON REALTY TRUST

2012 Fourth Quarter Leasing Summary

LEASE NON-RENEWAL

	Tenants	Location		Lease Expiration Date	Sq. Ft.	2012 Cash Rent ($000)	2012 GAAP Rent ($000)
	Office
1	Playboy Enterprises, Inc.	Los Angeles	CA	11/2012	63,049	$1,323	$1,069
2	Damar Services, Inc.	Indianapolis	IN	11/2012	5,756	$45	$45
3	Hartford Fire Insurance Company	Southington	CT	12/2012	153,364	$1,679	$1,625
	Industrial
1	Enbridge Energy Limited Partnership	Marshall	MI	10/2012	58,300	$143	$143

4	TOTAL LEASE NON-RENEWALS				280,469	$3,190	$2,882

Footnotes

(1) Assumes twelve months rent from the later of 1/1/13 or lease commencement/extension.

14

LEXINGTON REALTY TRUST

2012 Fourth Quarter Investment/Capital Recycling Summary

PROPERTY INVESTMENTS

	Tenants	Location		Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	GAAP Yield	Lease Expiration
1	CopperPoint Mutual Insurance Company	Phoenix	AZ	Office	$53,200	$3,786	7.1%	9.1%	12/2029
2	Oregon Research Institute/Education Policy Improvement Center (1)	Eugene	OR	Office	$17,558	$1,580	9.0%	11.8%	11/2027
3	Gander Mountain Company (1)	Opelika	AL	Retail	$8,333	$779	9.4%	10.3%	11/2027

3	TOTAL PROPERTY INVESTMENTS (4)				$79,091	$6,145	7.8%	9.8%

JOINT VENTURE INVESTMENTS

	Tenant	Location		Property Type	Ownership %	Initial Equity Investment ($000)	Initial Cash Yield	GAAP Yield	Lease Expiration

1	Gander Mountain Company (2)	Palm Beach Gardens	FL	Retail	36%	$6,432	9.8%	10.5%	03/2028

CAPITAL RECYCLING

PROPERTY DISPOSITIONS

	Tenants (Guarantors)	Location		Property Type	Gross Sale Price ($000)	Annualized NOI ($000)	Month of Disposition
1	Vacant	Fort Worth	TX	Retail	$2,500	$-	October
2	Vacant	Garland	TX	Retail	$2,750	$-	December
3	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	Sugar Land	TX	Office	$17,500	$1,235	December
4	Brookshire Grocery Company (Safeway Stores, Inc.)	Minden	LA	Retail	$1,925	$193	December
5	Vacant (3)	Clive	IA	Multi-tenant	$5,290	$-	December

5	TOTAL PROPERTY DISPOSITIONS				$29,965	$1,428

Footnotes

(1) Completed build-to-suit project.

(2) In addition, Lexington provided a $12.0 million, 4% interest-only mortgage loan, which was repaid in February 2013.

(3) Property sold in foreclosure to satisfy $5.3 million non-recourse mortgage.

(4) Lexington also acquired 6.2 acres of land previously leased in Palm Beach Gardens, FL, for approximately $6.0 million.

15

LEXINGTON REALTY TRUST

BUILD-TO-SUIT PROJECTS

BUILD-TO-SUIT PROJECTED FUNDING SCHEDULE

	Location		Sq. Ft	Lease Term (Years)	Maximum Commitment/Estimated Completion Cost ($000)	Investment balance as of 12/31/12 ($000)(1)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion Date
							Q1 2013	Q2 2013	Q3 2013	Q4 2013
1	Long Island City (2)	NY	143,000	15	$46,728	$29,870	$14,217	$-	$-	$-	1Q 13
2	Tuscaloosa	AL	42,000	15	$8,843	$3,251	$3,355	$2,237	$-	$-	2Q 13
3	Denver	CO	163,000	15	$38,390	$22,447	$11,802	$3,934	$-	$-	2Q 13
4	Rantoul	IL	813,000	20	$42,587	$9,554	$9,824	$9,824	$9,824	$3,275	4Q 13

4	TOTAL BUILD-TO-SUIT PROJECTS				$136,548	$65,122	$39,198	$15,995	$9,824	$3,275

Footnotes

(1) Investment balance in accordance with GAAP. Aggregate equity invested is $68,884.

(2) Joint venture investment.

16

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2012 ($000) (2)	GAAP Base Rent as of 12/31/2012 ($000) (3)
OFFICE PROPERTIES
2013	1/31/2013	12600 Gateway Blvd.	Fort Myers	FL	—	Gartner, Inc.	1998	62,400	1,159	1,093
		820 Gears Rd.	Houston	TX	16	Ricoh Americas Corporation	2000	78,895	1,148	981
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	1981	52,994	397	527
	9/30/2013	9200 South Park Center Loop	Orlando	FL	5	Corinthian Colleges, Inc.	2003	59,927	1,369	1,159
	10/31/2013	2210 Enterprise Dr.	Florence	SC	—	JPMorgan Chase Bank, National Association	1998	179,300	1,255	1,255
		3943 Denny Ave.	Pascagoula	MS	—	Northrop Grumman Systems Corporation	1995	94,841	213	213
	11/30/2013	10475 Crosspoint Blvd.	Indianapolis	IN	—	Yellow Book Sales and Distribution Company, Inc.	1999	3,764	66	66
		1110 Bayfield Dr.	Colorado Springs	CO	—	Honeywell International Inc.	1980/1990/2002	166,575	1,630	1,599
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	—	New Cingular Wireless PCS, LLC	1998	81,859	1,944	1,870
2014	1/31/2014	1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	—	Siemens Dematic Postal Automation L.P. / Siemens Energy & Automation, Inc. / Siemens Shared Services, LLC	2003	236,547	908	908
		850-950 Warrenville Rd.	Lisle	IL	—	James J. Benes & Associates, Inc.	1984	6,347	138	107
	3/15/2014	101 East Erie St.	Chicago	IL	—	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	212,988	4,136	5,007
	5/31/2014	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	2002	169,083	2,704	2,535
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	2004	169,218	3,672	3,451
		859 Mount Vernon Hwy.	Atlanta	GA	8	International Business Machines Corporation /Internet Security Systems, Inc. (ISS Group, Inc.)	2004	50,400	1,301	1,030
	6/30/2014	70 Mechanic St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	0	818
	7/31/2014	16676 Northchase Dr.	Houston	TX	—	Kerr-McGee Oil & Gas Corporation (Kerr-McGee Corporation)	2003	101,111	1,679	1,627
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	—	BASF Corporation	1981/2002/2004	95,500	2,244	2,123
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	1997	84,404	1,738	1,621
		700 US Hwy. Route 202-206	Bridgewater	NJ	—	Biovail Pharmaceuticals, Inc. (Valeant Pharmaceuticals International, Inc.)	1985/2003/2004	115,558	2,035	2,571
	11/30/2014	200 Lucent Ln.	Cary	NC	—	Progress Energy Service Company, LLC	1999	124,944	2,129	2,066
		850-950 Warrenville Rd.	Lisle	IL	—	Flexco, Inc.	1984	7,535	136	136
	12/14/2014	22011 Southeast 51st St.	Issaquah	WA	—	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	2,143	1,945
		5150 220th Ave.	Issaquah	WA	—	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	2,399	2,208
	12/31/2014	1066 Main St.	Forest Park	GA	—	Bank of America, NA (Bank of America Corporation)	1969	14,859	200	200
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, NA (Bank of America Corporation)	1973	5,704	95	95
		180 South Clinton St.	Rochester	NY	—	Frontier Corporation	1988/2000	226,000	2,974	2,966
		201 West Main St.	Cumming	GA	—	Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	198	198
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1972	6,260	112	112
		275 Technology Dr.	Canonsburg	PA	—	ANSYS, Inc.	1996	107,872	1,429	1,378
		400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	1,271	1,233
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	—	Bank of America, NA (Bank of America Corporation)	1972	4,565	89	89
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, NA (Bank of America Corporation)	1971	4,894	77	77
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1975	3,900	79	79
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Corporation	1963/1965/1988/1989	187,163	1,158	1,418
	3/31/2015	3940 South Teller St.	Lakewood	CO	—	MoneyGram Payment Systems, Inc.	2002	68,165	1,098	1,008
	4/30/2015	13775 McLearen Rd.	Herndon	VA	—	Orange Business Services U.S., Inc. (Equant N.V.)	1985/1986/1992/1999	125,293	2,218	2,138
	6/30/2015	2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	1999	111,911	522	459
		33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	3,631	3,631
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation / T-Mobile USA, Inc. / T-Mobile West Corporation	2003	75,016	350	281
	7/31/2015	4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP (Accor S.A.)	2003	138,443	3,208	3,194
	9/27/2015	2529 West Thorne Dr.	Houston	TX	—	Baker Hughes, Incorporated	1982/1999	65,500	164	217
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	—	InVentiv Communications, Inc.	2000	97,000	1,113	1,256
		550 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1999	125,920	1,902	2,107
		600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1996	125,155	1,817	2,055
	10/31/2015	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	1980	36,311	237	237
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Arkansas Inc.	1964/1972/1988	27,189	64	47

17

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2012 ($000) (2)	GAAP Base Rent as of 12/31/2012 ($000) (3)

2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas, Inc. (Nextel Finance Company)	2001	108,800	558	449
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	2000	180,507	2,322	3,189
		2000 Eastman Dr.	Milford	OH	—	Siemens Corporation	1991	221,215	2,486	2,318
	5/31/2016	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	1980	278,759	502	577
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	—	Nextel West Corp. (Nextel Finance Company)	2002	60,200	405	405
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	1871/1980/1988/1999	37,229	519	501
	12/31/2016	2050 Roanoke Rd.	Westlake	TX	—	TD Auto Finance LLC	2001	130,290	2,573	2,664
2017	3/31/2017	1701 Market St.	Philadelphia	PA	4	Car-Tel Communications, Inc.	1957/1997	1,220	54	54
	4/30/2017	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	1987/2006	106,877	1,637	1,642
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	2001/2002	128,500	2,338	1,925
	10/31/2017	4455 American Way	Baton Rouge	LA	—	New Cingular Wireless PCS, LLC	1997	70,100	1,154	1,097
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	2000	142,500	1,781	1,866
	12/31/2017	100 East Shore Dr.	Glen Allen	VA	—	Capital One, National Association	1999	68,118	839	1,158
2018	1/31/2018	5757 Decatur Blvd.	Indianapolis	IN	—	Allstate Insurance Company	2002	57,769	976	1,270
		810 Gears Rd.	Houston	TX	16	Ricoh Americas Corporation	2000	78,895	1,148	981
	4/30/2018	Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	1982	184,000	960	1,870
	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	United States of America	1987	159,644	3,284	3,394
	5/31/2018	6303 Barfield Rd.	Atlanta	GA	—	International Business Machines Corporation /Internet Security Systems, Inc. (ISS Group, Inc.)	2000/2001	238,600	5,065	3,112
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	1978/1985/1990/1993	44,400	467	507
		420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	1981	42,770	103	43
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing LP	2007	62,218	412	285
	9/30/2018	1701 Market St.	Philadelphia	PA	4	CBC Restaurant Corp.	1957/1997	8,070	207	211
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	1980/1990/2004/2005	320,198	4,740	4,772
	12/31/2018	120 East Shore Dr.	Glen Allen	VA	—	Capital One Services, LLC	2000	77,045	608	748
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I LLC (T-Mobile USA, Inc.)	2004	77,484	514	490
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	1963/1973/1985/2003	155,925	2,238	2,238
	5/31/2019	4400 Northcorp Pkwy.	Palm Beach Gardens	FL	—	Office Suites Plus Properties, Inc.	1996	18,400	314	270
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	1982/1983/1985/2006/2007	521,286	6,853	7,013
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	—	T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	2004	77,484	447	368
	6/30/2019	275 South Valencia Ave.	Brea	CA	—	Bank of America, National Association	1983	637,503	8,180	8,511
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International Inc.	1986/1997/2000	252,300	596	634
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	1984	390,100	4,494	4,540
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	—	John Wiley & Sons, Inc.	1999	123,416	2,165	2,269
		9601 Renner Blvd.	Lenexa	KS	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	453	381
	12/31/2019	421 Butler Farm Rd.	Hampton	VA	—	Patient Advocate Foundation	2000	36,484	602	602
		850-950 Warrenville Rd.	Lisle	IL	—	National-Louis University	1984	85,532	1,269	1,461
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	—	Roche Diagnostics Operations, Inc.	1999	193,000	3,386	3,425
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	143,290	2,298	2,244
	5/31/2020	2401 Cherahala Blvd.	Knoxville	TN	—	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	2002	59,748	300	274
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	1986	132,981	467	482
	7/8/2020	1460 Tobias Gadson Blvd.	Charleston	SC	—	Hagemeyer North America, Inc.	2005	50,076	805	840
	8/31/2020	First Park Dr.	Oakland	ME	—	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	453	382
2021	1/31/2021	1701 Market St.	Philadelphia	PA	4	Morgan, Lewis & Bockius LLP	1957/1997	289,432	4,472	4,306
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	155,040	2,326	2,623
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	1983	157,511	3,312	3,312

18

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2012 ($000) (2)	GAAP Base Rent as of 12/31/2012 ($000) (3)

	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	—	3D Systems Corporation	2006	80,028	669	687
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (CAE INC.)	2006/2008	123,734	2,394	2,327
	12/31/2021	2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	2000	99,057	2,063	2,140
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	1,147	1,199
	6/30/2022	8555 South River Pkwy.	Tempe	AZ	—	ASM Lithography, Inc. (ASM Lithography Holding N.V.) (2013) / DuPont Airproducts Nanomaterials L.L.C. (2022)	1998	95,133	785	785
	7/31/2022	1440 E 15th Street	Tucson	AZ	—	CoxCom, LLC	1988	28,591	182	182
	11/30/2022	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Inc. (Carlson, Inc.)	2003	130,000	1,934	1,866
	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Associates, Inc.	1910	52,337	1,532	1,661
N/A	N/A	1701 Market St.	Philadelphia	PA	4	Parking Operators	1957/1997	0	2,380	2,380
	Vacant	101 East Erie St.	Chicago	IL	—	(Available for Lease)	1986	17,716	0	0
		10475 Crosspoint Blvd.	Indianapolis	IN	—	(Available for Lease)	1999	13,867	0	0
		1701 Market St.	Philadelphia	PA	4	(Available for Lease)	1957/1997	5,315	0	0
		421 Butler Farm Rd.	Hampton	VA	—	(Available for Lease)	2000	20,080	0	0
		5757 Decatur Blvd.	Indianapolis	IN	18	(Available for Lease)	2002	30,797	45	45
OFFICE TOTAL/WEIGHTED AVERAGE						99.3% Leased		11,762,974	$154,762	$156,366

19

LEXINGTON REALTY TRUST

Long-Term Leases- Consolidated Portfolio - 12/31/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2012 ($000) (2)	GAAP Base Rent as of 12/31/2012 ($000) (3)
LONG-TERM LEASE PROPERTIES
2023	2/28/2023	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	Office	1997	176,402	2,100	2,160
		US 221 & Hospital Rd.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	Retail	1981	34,555	73	108
	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	Office	1999	247,254	3,063	2,952
		8900 Freeport Pkwy.	Irving	TX	7	Nissan Motor Acceptance Corporation (Nissan North America, Inc.) / Pacific Union Financial, LLC.	Office	2003	268,445	3,038	3,501
	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	Office	1973/1975/1982	202,000	3,499	4,775
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	—	MED3000, Inc.	Office	2012	32,000	450	502
	12/31/2024	12000 & 12025 Tech Center Dr.	Livonia	MI	—	Kelsey-Hayes Company (TRW Automotive Inc.)	Office	1987/1988/1990	180,230	727	618
2025	3/14/2025	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	Office	1981/1983	292,700	3,073	3,046
	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1988/1999	336,350	1,346	1,346
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1987/1999/2000/2006	424,904	1,687	1,687
		37101 Corporate Dr.	Farmington Hills	MI	—	Panasonic Automotive Systems Company of America, a Division of Panasonic Corporation of North America	Office	2001	90,460	82	909
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1998/2001	211,598	1,208	1,208
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	2001	167,770	537	537
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1995/2000/2001	539,592	2,838	2,838
	7/14/2025	590 Ecology Ln.	Chester	SC	—	Owens Corning Sales, LLC	Industrial	2001/2005	420,597	728	552
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Mfg. Co.	Industrial	1997	458,000	1,984	2,251
	9/30/2025	10001 Richmond Ave.	Houston	TX	20	Baker Hughes Incorporated / Schlumberger Holdings Corp.	Office	1976	554,385	8,163	7,375
	10/31/2025	6277 Sea Harbor Dr.	Orlando	FL	19	Wyndham Vacation Ownership, Inc. (Wyndham Worldwide Corporation) / Aramark Corporation	Office	1984/2012	267,662	11	3,352
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, Inc.	Office	1989/1995	85,200	1,167	1,167
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	Office	1998	60,000	1,128	1,128
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	Industrial	1986/2002/2003	500,500	2,702	2,537
	3/31/2026	459 Wingo Road	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	Industrial	2011	513,734	2,582	2,937
	6/30/2026	351 Chamber Drive	Chillicothe	OH	—	The Kitchen Collection, Inc.	Industrial	1995/1998	475,218	1,013	1,159
	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	Specialty	2005	77,076	460	468
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	Industrial	2006	646,000	2,030	2,165
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estée Lauder Companies Inc.)	Industrial	1983/1997	241,977	1,029	1,139
		500 Kinetic Drive	Huntington	WV	—	AMZN WVCS LLC (Amazon.com, Inc.)	Office	2011	68,693	1,169	1,315
	12/29/2026	5500 New Albany Road	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	Office	2005	104,807	1,520	1,737
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	—	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	Industrial	1993/2004	159,000	357	334
	6/30/2027	3902 Gene Field Rd	St. Joseph	MO	—	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	Office	2012	98,849	542	631
	7/6/2027	2221 Schrock Road	Columbus	OH	—	MS Consultants, Inc.	Office	1999/2006	42,290	560	641
	8/7/2027	25 Lakeview Drive	Jessup	PA	—	TMG Health, Inc.	Office	2012	150,000	761	995
	8/31/2027	278 Norman Drive	Valdosta	GA	—	Gander Mountain Company	Retail	2012	51,198	271	299
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	18	United States of America	Office	2007	169,585	3,194	3,795
	11/30/2027	1700 Millrace Drive	Eugene	OR	17	Oregon Research Institute / Educational Policy Improvement Center	Office	2012	80,011	46	61
	11/30/2027	1640 Parker Way	Opelika	AL	—	Gander Mountain Company	Retail	2012	52,000	128	141
	12/31/2027	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	Industrial	1991/1994/1995/2005	248,700	793	792
2028	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	Retail	1981	35,459	603	603
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	Office	1983/1994	282,000	8,070	4,253
	12/31/2029	400 East Stone Ave.	Greenville	SC	9	Canal Insurance Company	Office	1948/1981/1982/1986/1991/2006/2008	128,041	946	0
		3030 North 3rd Street	Phoenix	AZ	—	CopperPoint Mutual Insurance Company	Office	1986/2011	252,400	112	143
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	Industrial	2011	673,518	2,165	2,601
2032	4/30/2032	13930 Pike Road	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	Industrial	N/A	0	1,219	1,480
N/A	Vacant	37101 Corporate Dr.	Farmington Hills	MI	—	(Available for Lease)	Office	2001	38,369	0	0
		6277 Sea Harbor Dr.	Orlando	FL	—	(Available for Lease)	Office	1984	91,852	0	0
LONG-TERM LEASES TOTAL/WEIGHTED AVERAGE				98.7% Leased					10,231,381	$69,174	$72,238

20

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq. Ft. Leased or Available (1)	Cash Rent as of 12/31/2012 ($000) (2)	GAAP Base Rent as of 12/31/2012 ($000) (3)
INDUSTRIAL PROPERTIES
2013	MTM	191 Arrowhead Dr.	Hebron	OH	21	Owens Corning Insulating Systems, LLC	1999	250,410	529	529
	12/31/2013	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc. / Corporate Express, Inc.	1998/2006	196,946	876	811
2014	1/1/2014	2415 US Hwy. 78 East	Moody	AL	—	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	2004	595,346	1,054	1,054
	1/31/2014	109 Stevens St.	Jacksonville	FL	—	Wagner Industries, Inc.	1959/1967	168,800	100	100
	5/31/2014	200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	2000	400,522	901	901
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	—	SKF USA Inc.	1996	72,868	152	90
		3686 South Central Ave.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1998	90,000	404	314
2015	1/31/2015	101 Michelin Dr.	Laurens	SC	—	Michelin North America, Inc.	1991/1993	1,164,000	3,403	3,338
		7111 Crabb Rd.	Temperance	MI	—	Michelin North America, Inc.	1978/1993	744,570	2,287	2,243
	6/30/2015	1700 47th Ave North	Minneapolis	MN	—	Owens Corning / Owens Corning Roofing and Asphalt, LLC	2003	18,620	212	212
		2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	2000/2003	300,500	274	274
	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	475	488
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Clevite, Inc. (MAHLE Industries, Incorporated)	1989	268,104	954	915
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	—	Elsevier STM Inc. (Reed Elsevier Inc.)	2001	559,258	3,663	3,429
		2455 Premier Dr.	Orlando	FL	—	Walgreen Co. / Walgreen Eastern Co.	1980	205,016	508	786
	5/31/2016	291 Park Center Dr.	Winchester	VA	—	Kraft Foods Global, Inc.	2001	344,700	1,221	1,289
	9/30/2016	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	1989/2006	222,200	684	684
	11/30/2016	736 Addison Rd.	Erwin	NY	—	Corning, Incorporated	2006	408,000	415	415
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck and Co. / Sears Logistics Services	1973	780,000	1,592	1,694
	4/30/2017	3600 Army Post Rd.	Des Moines	IA	—	HP Enterprise Services, LLC	2000	405,000	827	684
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	2001	330,988	1,217	1,164
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	2002	244,851	1,101	1,087
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	2000/2007	296,972	2,657	2,595
		43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	1996/1998	290,133	1,801	1,431
	12/31/2017	2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	1999/2002	639,800	1,789	1,865
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	1973	772,450	1,347	1,342
	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	2005/2007/2008	221,833	958	958
		904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/2008	246,508	255	233
	12/31/2018	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	245	417
2019	4/30/2019	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	1965/1980	972,625	1,535	1,535
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	2,518	2,611
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	1996/2001	335,610	3,400	3,400
	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	2005	133,221	400	317
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	1986	229,605	1,303	1,276
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	1987	107,400	415	386
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	1,049	1,488
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation / FedEx Techconnect, Inc.	1984/1987/2005/2012	126,213	631	554
	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	1997	701,819	1,667	1,777
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	1999/2004	150,945	676	582
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	1998/2001/2006	423,280	1,314	1,356
2022	3/31/2022	5417 Campus Drive	Shreveport	LA	—	The Tire Rack, Inc.	2012	257,849	649	681
N/A	Vacant	1601 Pratt Ave.	Marshall	MI	18	(Available for Lease)	1979	58,300	143	143
		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	1987	32,679	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.4% Leased		15,299,901	$47,601	$47,448

21

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Gross Book Value ($000) (10)	Sq.Ft.	Percentage Leased	Cash Rent as of 12/31/2012 ($000) (2)	GAAP Base Rent as of 12/31/2012 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES (14)
Various	Various	10 John St.	Clinton	CT	6	Multi-Tenant	1972	0	41,188	0%	0	0	0
		100 Light St.	Baltimore	MD	13	Multi-Tenant	1973/2009	244,676	476,459	95%	11,972	15,534	55,000
		140 East Shore Dr.	Glen Allen	VA	—	Multi-Tenant	2000	13,177	76,885	91%	1,033	918	18,940
		13430 North Black Canyon Fwy.	Phoenix	AZ	11	Multi-Tenant	1981/1982/2005/2007/2009	16,723	138,940	100%	2,674	2,690	0
		207 Mockingbird Ln.	Johnson City	TN	—	Multi-Tenant	1979	12,138	60,684	50%	643	643	0
		2300 Litton Ln.	Hebron	KY	11	Multi-Tenant	1986/1996	9,796	80,440	95%	468	424	0
		4200 Northcorp Pkway	Palm Beach Gardens	FL	11	Multi-Tenant	1996	20,880	95,065	26%	176	176	0
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	1999	15,137	672,629	70%	1,406	1,424	0
		King St./1032 Fort St. Mall	Honolulu	HI	11 / 13	Multi-Tenant	1979/2002	47,209	318,451	92%	2,354	2,101	0
		4000 Johns Creek Pkwy.	Suwanee	GA	12 / 18	Multi-Tenant	2001	4,203	87,219	0%	1,086	1,078	10,964
		265 Lehigh Street	Allentown	PA	—	Multi-Tenant	1980	2,920	71,055	32%	43	43	0
		17191 St. Luke's Way	The Woodlands	TX	—	Multi-Tenant	2004	7,900	41,000	33%	95	95	7,445
		200 Executive Blvd. South	Southington	CT	18	Multi-Tenant	1984/2006	28,580	153,364	0%	1,679	1,625	12,317
		2706 Media Center Dr.	Los Angeles	CA	18	Multi-Tenant	2000	18,070	83,252	24%	1,540	1,286	10,298
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						67.4% Leased			2,396,631		$25,169	$28,037	$114,964

22

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2012 ($000) (2)	GAAP Base Rent as of 12/31/2012 ($000) (3)
RETAIL/SPECIALTY PROPERTIES
2013	2/28/2013	S. Carolina 52/52 Bypass	Moncks Corner	SC	—	Food Lion, LLC / Delhaize America, Inc.	1982	23,000	62	123
2014	3/31/2014	N.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. / Safeway, Inc.	1984	30,757	185	207
	10/31/2014	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, LLC / Crystal Food Services, LLC	1961/1978	29,119	111	142
2015	1/31/2015	1700 State Route 160	Port Orchard	WA	—	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd.	1983	16,037	82	82
	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway, Inc.	1981	40,800	186	287
2016	5/31/2016	12535 Southeast 82nd Ave.	Clackamas	OR	—	Toys "R" Us-Delaware, Inc. / Toys "R" Us, Inc. / TRU 2005 RE I, LLC	1981	42,842	305	305
		18601 Alderwood Mall Blvd.	Lynnwood	WA	—	Toys "R" Us-Delaware, Inc. / Toys "R" Us, Inc. / TRU 2005 RE I, LLC	1981/1993	43,105	281	281
		4811 Wesley St.	Greenville	TX	—	Brookshire Grocery Company / Safeway, Inc.	1985	48,492	171	242
		6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	1981	43,123	255	255
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	—	Malone’s Food Stores, Ltd.	1960	70,910	361	420
	6/30/2017	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	1983/1995	42,130	129	129
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	1991/1996	13,924	158	108
2018	2/26/2018	399 Peachwood Centre Dr.	Spartanburg	SC	—	Best Buy Co., Inc.	1996	45,800	395	395
		4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Co., Inc.	1995	46,350	465	465
	2/28/2018	291 Talbert Blvd.	Lexington	NC	—	Food Lion, LLC / Delhaize America, Inc.	1981	23,000	138	138
		3211 West Beverly St.	Staunton	VA	—	Food Lion, LLC / Delhaize America, Inc.	1971	23,000	166	166
	7/1/2018	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	1982	31,170	159	188
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	1983	23,767	73	73
	10/31/2018	10340 U.S. 19	Port Richey	FL	—	Kingswere Furniture, LLC	1980	53,820	346	346
		130 Midland Ave.	Port Chester	NY	—	Pathmark Stores, Inc.	1982	59,000	423	1,190
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	1958	28,721	193	193
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	1992	94,970	216	329
		12080 Carmel Mountain Rd.	San Diego	CA	—	Kmart Corporation	1993	107,210	245	751
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	1993	120,727	362	482
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	1993	107,489	385	555
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	1993	193,193	545	731
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	1993/1999	90,933	254	347
N/A	Vacant	1700 State Route 160	Port Orchard	WA	—	(Available for Lease)	1983	11,931	0	0
RETAIL/SPECIALTY TOTAL/WEIGHTED AVERAGE						99.2% Leased		1,505,320	$6,651	$8,930

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						97.3% Leased		41,196,207	$303,357	$313,019

 Footnotes

1	Square foot leased or vacant.
2	Twelve months ended 12/31/2012 cash rent.
3	Twelve months ended 12/31/2012 GAAP base rent.
4	Lexington has an 80.5% interest in this property.
5	Lease extended to 09/2020 subsequent to 12/31/2012.
6	Lexington has a 71.1% interest in this property.
7	Pacific Union Financial, LLC lease for 43,396 square feet expires 03/2018.
8	IBM lease expires 05/2013, however, new tenant (Problem Solved, LLC) leases 16,000 sf through 05/2014.
9	Property is classified as a capital lease for GAAP, accordingly $992 of income is included in non-operating income.
10	Represents GAAP capitalized costs.
11	Property is collateral for secured credit facility and term loan as of 12/31/2012. Collateral released after 12/31/2012.
12	Subsequent to 12/31/2012, property was sold in foreclosure to satisfy mortgage.
13	Includes parking operations.
14	The multi-tenanted properties incurred approximately $10.1 million in operating expenses, net for the twelve months ended 12/31/2012.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	Tenant vacated 78,895 square feet in 01/2013 and continues to lease 78,895 square feet through 01/2018.
17	Educational Policy Improvement Center lease for 10,791 square feet expires 11/2019; however, space is then leased to Oregon Research Institute through 11/2027.
18	Cash and GAAP rent amounts represent/include prior tenant.
19	Aramark Corporation lease for 8,261 square feet expires 11/2017.
20	Baker Hughes Incorporated lease expires 09/2015; however, new tenant (Schlumberger Holdings Corp.) lease expires 09/2025.
21	Lease extended to 05/2014 subsequent to 12/31/2012.

23

LEXINGTON REALTY TRUST

Lease Rollover Schedule by Property Type - Cash Basis

12/31/2012

	Office			Industrial			Retail/Specialty
Year	Net Rentable Area	Cash Rent as of 12/31/2012 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 12/31/2012 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 12/31/2012 ($000)	Annual Rent PSF (2)
2013	780,555	$9,181	$12.31	447,356	$1,405	$3.14	23,000	$62	$2.70
2014	2,316,987	$33,886	$16.81	1,327,536	$2,611	$2.35	59,876	$296	$4.94
2015	1,347,755	$17,482	$14.93	2,377,690	$6,651	$3.21	56,837	$268	$4.72
2016	1,017,000	$9,365	$12.09	2,007,278	$7,445	$4.12	177,562	$1,012	$5.70
2017	525,576	$7,814	$14.87	2,987,744	$10,984	$4.23	126,964	$648	$7.60
2018	1,317,005	$17,970	$14.43	1,530,121	$2,805	$2.49	1,049,150	$4,365	$4.16
2019	2,464,189	$28,131	$13.13	1,621,875	$4,053	$2.50	-	$-	$-
2020	657,705	$7,709	$15.43	1,249,216	$6,567	$5.90	-	$-	$-
2021	904,802	$15,236	$16.84	1,402,257	$4,288	$4.02	-	$-	$-
2022	406,073	$5,580	$18.50	257,849	$649	$4.83	-	$-	$-
Thereafter	3,770,966	$43,404	$13.86	6,017,458	$24,218	$4.47	250,288	$1,535	$14.41
Total/Weighted Average (1)	15,508,613	$195,758	$14.53	21,226,380	$71,676	$3.87	1,743,677	$8,186	$6.06

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

(2) For properties acquired cash rents are annualized.

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Lease Rollover Schedule - GAAP Basis

12/31/2012

Year	Number of Leases Expiring	GAAP Base Rent as of 12/31/2012 ($000)	Percent of GAAP Base Rent as of 12/31/2012	Percent of GAAP Base Rent as of 12/31/2011
2013	12	$10,226	3.6%	9.7%
2014	32	$37,388	13.2%	15.8%
2015	20	$24,972	8.8%	10.4%
2016	17	$18,704	6.6%	6.8%
2017	17	$18,930	6.7%	6.1%
2018	31	$26,580	9.4%	6.8%
2019	15	$32,929	11.7%	11.9%
2020	11	$14,514	5.1%	5.0%
2021	10	$19,664	7.0%	4.8%
2022	6	$6,374	2.3%	2.8%
Thereafter	43	$72,133	25.6%	14.1%

Total (1)	214	$282,414	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

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Mortgage Loans Receivable

12/31/2012

						Current
						Estimated
						Annual
Collateral			Loan Balance	Interest	Maturity	Debt Service	Balloon Payment	Escrow Balance
	City	State	($000)(1)	Rate	Date	($000)(2)	($000)	($000)
Office	Schaumburg (3)	IL	$21,942	20.00%	01/2012	$-	$21,942	$306
	Norwalk (4)	CT	$3,479	7.50%	11/2014	$-	$3,469	$4,369
	Southfield	MI	$7,364	4.55%	02/2015	$1,282	$5,810	$-
	Westmont (5)	IL	$26,902	6.45%	10/2015	$2,090	$25,731	$5,997
Retail	Austin	TX	$2,038	16.00%	10/2018	$-	$5,104	$-
	Various	Various	$1,291	8.00%	02/2021	$219	$-	$-
	Various	Various	$686	8.00%	12/2021	$111	$-	$-
	Various	Various	$829	8.00%	03/2022	$127	$-	$-
Charter School	Homestead (6)	FL	$8,036	7.50%	08/2014	$606	$8,000	$-
	Total Mortgage Loans Receivable		$72,567			$4,435	$70,056	$10,672

Footnotes

(1)  Includes accrued interest receivable and net origination fees.

(2)  Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.

(3)  Interest only payments to the extent of operating cash flow of underlying asset. Borrower currently in default and Lexington has commenced foreclosure.

(4)  Lexington is committed to lend up to a maximum of $32.6 million. Escrow balance represents a security interest of $4.4 million in an account maintained by the borrower.

(5)	Escrow balance includes $2.5 million in a collateral escrow account maintained by the borrower and $2.5 million tenant letter of credit held by Lexington. Tenant in property exercised its option to terminate the lease effective 11/30/2013 for a termination payment of $1.3 million.

(6)  Lexington is committed to lend an additional $30 thousand.

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LEXINGTON REALTY TRUST

2012 Fourth Quarter Financing Summary

DEBT RETIRED

		Face / Satisfaction ($000)	Rate	Due Date
1	Convertible Guaranteed Notes (1)	$31,104	6.000%	01/2030
2	Revolving Credit Facility	$93,000	LIBOR + 187.5 bps	01/2015
3	Revolving Credit Facility - NLS	$57,450	LIBOR + 225 bps	2013-2014
4	Baton Rouge, LA (2)	$5,955	5.333%	10/2012
5	Fort Mill, SC	$9,963	6.000%	01/2013
6	Sugar Land, TX	$8,921	5.640%	01/2021
7	Clive, IA (3)	$5,290	5.139%	05/2014
	TOTAL	$211,683

CORPORATE LEVEL FINANCING

		Face ($000)	Rate	Maturity
1	Term Loan Draw	$40,000	3.308%	01/2019

NEW PROPERTY LEVEL FINANCING

		Face ($000)	Rate	Maturity
1	Palo Alto, CA	$59,500	3.970%	12/2023

Footnotes

(1)	Notes converted to 4.5 million common shares for an aggregate cash payment of $2.4 million plus accrued and unpaid interest. Put date is 01/2017.
(2)	Imputed interest rate.
(3)	Property was sold in foreclosure to satisfy mortgage.

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Debt Maturity Schedule

12/31/2012

($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Corporate Debt
2013	$33,841	$238,351	$-
2014	$32,428	$251,032	$-
2015	$24,885	$288,589	$-
2016	$18,717	$148,595	$-
2017	$18,493	$68,669	$83,896	(1)
	$128,364	$995,236	$83,896

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2013	$1,327	$-
2014	$1,458	$-
2015	$1,535	$5,469
2016	$1,402	$-
2017	$14	$2,097
	$5,736	$7,566

Footnotes

(1)	Assumes debt is put to Lexington in 2017; stated maturity date is January 2030.

Subsequent to 12/31/2012, $35.0 million of debt was satisfied through the issuance of 5.0 million common shares and a cash payment of $2.3 million.

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2013 Mortgage Maturities by Property Type

12/31/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2012 ($000)	GAAP Base Rent as of 12/31/2012 ($000)
Office &	70 Mechanic St. (2)	Foxboro	MA	251,914	$-	01/2013	06/2014	$13,200	$3,256	$2,454
Multi-Tenant	1110 Bayfield Dr.	Colorado Springs	CO	166,575	$10,233	02/2013	11/2013	$19,579	$1,630	$1,599
	12600 Gateway Blvd.	Fort Myers	FL	62,400	$8,550	05/2013	01/2013	$3,304	$1,159	$1,093
	8555 South River Pkwy. (2)	Tempe	AZ	95,133	$12,144	05/2013	06/2022	$15,100	$2,354	$2,354
	200 Executive Blvd. South	Southington	CT	153,364	$12,228	05/2013	Vacant	$28,580	$1,679	$1,625
	275 South Valencia Ave.	Brea	CA	637,503	$73,071	05/2013	06/2019	$118,929	$8,180	$8,511
	5757 Decatur Blvd.	Indianapolis	IN	89,956	$8,580	05/2013	Vacant/2018	$15,297	$1,021	$1,315
	810 & 820 Gears Rd.	Houston	TX	157,790	$15,737	05/2013	2013/2018	$26,834	$2,296	$1,962
	8900 Freeport Pkwy.	Irving	TX	268,445	$36,466	05/2013	03/2023	$61,754	$3,038	$3,501
	6303 Barfield Rd./859 Mount Vernon Hwy.	Atlanta	GA	289,000	$40,356	05/2013	Various	$76,766	$6,366	$4,142
	2401 Cherahala Blvd. (2)	Knoxville	TN	59,748	$4,496	09/2013	05/2020	$8,400	$900	$822
	2211 South 47th St.	Phoenix	AZ	176,402	$16,490	09/2013	02/2023	$24,631	$2,100	$2,160

	Total 2013 Mortgage Maturities			2,408,230	$238,351			$412,374	$33,979	$31,538

Footnotes

(1) Represents GAAP capitalized costs as of December 31, 2012.

(2) Cash and GAAP rent reflect proforma amounts for assets acquired September 1, 2012.

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2014 Mortgage Maturities by Property Type

12/31/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2012 ($000)	GAAP Base Rent as of 12/31/2012 ($000)
Office	33 Commercial St.	Foxboro	MA	164,689	$-	01/2014	06/2015	$29,238	$3,631	$3,631
	1401 & 1501 Nolan Ryan Pkwy. (3)	Arlington	TX	236,547	$18,642	02/2014	01/2014	$28,303	$2,723	$2,723
	2999 Southwest 6th St. (3)	Redmond	OR	77,484	$8,484	04/2014	01/2019	$14,100	$1,543	$1,469
	3480 Stateview Blvd.	Fort Mill	SC	169,218	$18,300	05/2014	05/2014	$29,174	$3,672	$3,451
	1701 Market St. (2)	Philadelphia	PA	304,037	$43,520	07/2014	Various	$72,728	$7,113	$6,951
	10300 Kincaid Dr.	Fishers	IN	193,000	$10,466	08/2014	01/2020	$28,391	$3,386	$3,425
	3965 Airways Blvd.	Memphis	TN	521,286	$47,270	09/2014	06/2019	$116,410	$6,853	$7,013
	500 Jackson St.	Columbus	IN	390,100	$26,399	09/2014	07/2019	$53,821	$4,494	$4,540
	6226 West Sahara Ave.	Las Vegas	NV	282,000	$32,118	09/2014	01/2029	$64,735	$8,070	$4,253
	22011 Southeast 51st St./5150 220th Ave.	Issaquah	WA	202,544	$30,388	12/2014	12/2014	$51,419	$4,542	$4,153
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,739	$1,429	$1,378
Industrial	2415 US Hwy. 78 East	Moody	AL	595,346	$6,350	01/2014	01/2014	$11,575	$1,054	$1,054

	Total 2014 Mortgage Maturities			3,244,123	$251,032			$515,633	$48,510	$44,041

Footnotes

(1) Represents GAAP capitalized costs as of December 31, 2012.

(2) Lexington has an 80.5% interest in the property and amounts include parking operations.

(3) Cash and GAAP rent reflect proforma amounts for assets acquired September 1, 2012.

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2015 Mortgage Maturities by Property Type

12/31/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2012 ($000)	GAAP Base Rent as of 12/31/2012 ($000)
Office &	101 East Erie St.	Chicago	IL	230,704	$29,900	01/2015	03/2014	$56,548	$4,136	$5,007
Multi-Tenant	400 East Stone Ave. (2)	Greenville	SC	128,041	$9,000	01/2015	12/2029	$10,685	$946	$-
	4201 Marsh Ln.	Carrollton	TX	130,000	$12,022	01/2015	11/2022	$22,146	$1,934	$1,866
	13775 McLearen Rd.	Herndon	VA	125,293	$10,359	04/2015	04/2015	$25,443	$2,218	$2,138
	10475 Crosspoint Blvd.	Indianapolis	IN	141,047	$11,205	05/2015	10/2019	$22,586	$2,231	$2,335
	100, 120, 140 East Shore Dr.	Glen Allen	VA	222,048	$18,321	05/2015	Various	$38,057	$2,480	$2,824
	1311 Broadfield Blvd.	Houston	TX	155,040	$14,431	05/2015	03/2021	$29,962	$2,326	$2,623
	1409 Centerpoint Blvd.	Knoxville	TN	84,404	$6,658	05/2015	10/2014	$12,604	$1,738	$1,621
	2550 Interstate Dr.	Harrisburg	PA	81,859	$7,792	05/2015	12/2013	$15,255	$1,944	$1,870
	2706 Media Center Dr.	Los Angeles	CA	83,252	$9,760	05/2015	Vacant / 2015	$18,070	$1,540	$1,286
	2800 Waterford Lake Dr.	Midlothian	VA	99,057	$9,055	05/2015	12/2021	$15,850	$2,063	$2,140
	333 Mt. Hope Ave.	Rockaway	NJ	95,500	$14,900	05/2015	09/2014	$29,295	$2,244	$2,123
	4000 Johns Creek Pkwy.	Suwanee	GA	87,219	$10,502	05/2015	Vacant	$4,203	$1,086	$1,078
	6200 Northwest Pkwy.	San Antonio	TX	142,500	$11,167	05/2015	11/2017	$20,813	$1,781	$1,866
	16676 Northchase Dr.	Houston	TX	101,111	$11,282	05/2015	07/2014	$19,369	$1,679	$1,627
	2500 Patrick Henry Pkwy. (3)	McDonough	GA	111,911	$11,349	06/2015	06/2015	$16,000	$1,565	$1,378
	3711 San Gabriel (3)	Mission	TX	75,016	$5,371	06/2015	06/2015	$7,600	$1,050	$843
	4001 International Pkwy.	Carrollton	TX	138,443	$18,710	07/2015	07/2015	$30,859	$3,208	$3,194
	2529 West Thorne Dr. (3)	Houston	TX	65,500	$2,203	09/2015	09/2015	$5,400	$929	$652
	10001 Richmond Ave.	Houston	TX	554,385	$18,161	09/2015	09/2025	$78,887	$8,163	$7,375
Industrial	324 Industrial Park Rd. (3)	Franklin	NC	72,868	$-	04/2015	12/2014	$2,300	$456	$271
	6938 Elm Valley Dr. (3)	Kalamazoo	MI	150,945	$15,087	05/2015	10/2021	$21,970	$2,027	$1,747
	10000 Business Blvd.	Dry Ridge	KY	336,350	$4,088	07/2015	06/2025	$15,227	$1,346	$1,346
	301 Bill Bryan Rd.	Hopkinsville	KY	424,904	$7,828	07/2015	06/2025	$19,066	$1,687	$1,687
	4010 Airpark Dr.	Owensboro	KY	211,598	$3,571	07/2015	06/2025	$13,598	$1,208	$1,208
	730 North Black Branch Rd.	Elizabethtown	KY	167,770	$2,522	07/2015	06/2025	$6,055	$537	$537
	750 North Black Branch Rd.	Elizabethtown	KY	539,592	$13,345	07/2015	06/2025	$32,222	$2,838	$2,838

	Total 2015 Mortgage Maturities			4,756,357	$288,589			$590,070	$55,360	$53,480

Footnotes

(1) Represents GAAP capitalized costs as of December 31, 2012.

(2) Property is classified as a capital lease for GAAP, accordingly $992 of GAAP income is included in non-operating income.

(3) Cash and GAAP rent reflect proforma amounts for assets acquired September 1, 2012.

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2016 Mortgage Maturities by Property Type

12/31/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2012 ($000)	GAAP Base Rent as of 12/31/2012 ($000)
Office	1600 Eberhardt Rd. (2)	Temple	TX	108,800	$7,463	01/2016	01/2016	$12,161	$1,675	$1,346
	700 US Hwy. Route 202-206	Bridgewater	NJ	115,558	$13,825	03/2016	10/2014	$31,662	$2,035	$2,571
	11707 Miracle Hills Dr	Omaha	NE	85,200	$7,560	04/2016	11/2025	$13,853	$1,167	$1,167
	1400 Northeast McWilliams Rd. (2)	Bremerton	WA	60,200	$5,479	04/2016	07/2016	$9,906	$1,215	$1,215
	2005 East Technology Circle	Tempe	AZ	60,000	$7,140	04/2016	12/2025	$12,199	$1,128	$1,128
	850-950 Warrenville Rd	Lisle	IL	99,414	$9,377	06/2016	2014/2019	$17,388	$1,543	$1,704
	11511 Luna Rd	Farmers Branch	TX	180,507	$18,363	07/2016	04/2016	$29,984	$2,322	$3,189
	180 South Clinton St	Rochester	NY	226,000	$16,765	08/2016	12/2014	$30,880	$2,974	$2,966
Industrial	459 Wingo Road	Byhalia	MS	513,734	$15,000	06/2016	03/2026	$27,492	$2,582	$2,937
	2203 Sherrill Dr	Statesville	NC	639,800	$12,574	08/2016	12/2017	$21,266	$1,789	$1,865
	3686 S. Central Ave. / 749 Southrock Dr	Rockford	IL	240,000	$6,153	08/2016	2014/2015	$10,919	$879	$802
	2935 Van Vactor Dr. (2)	Plymouth	IN	300,500	$5,723	09/2016	06/2015	$9,200	$822	$822
	7005 Cochran Road	Glenwillow	OH	458,000	$15,132	09/2016	07/2025	$28,665	$1,984	$2,251
Specialty	25500 State Hwy. 249 (2)	Tomball	TX	77,076	$8,041	11/2016	08/2026	$15,776	$1,380	$1,404

	Total 2016 Mortgage Maturities			3,164,789	$148,595			$271,351	$23,495	$25,367

Footnotes

(1) Represents GAAP capitalized cost at December 31, 2012.

(2) Cash and GAAP rent reflect proforma amounts for assets acquired September 1, 2012.

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2017 Mortgage Maturities by Property Type

12/31/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2012 ($000)	GAAP Base Rent as of 12/31/2012 ($000)
Office	104 & 110 South Front St.	Memphis	TN	37,229	$3,484	01/2017	10/2016	$5,586	$519	$501
	9200 South Park Center Loop (2)	Orlando	FL	59,927	$9,309	02/2017	09/2013	$14,898	$1,369	$1,159
	500 Kinetic Drive	Huntington	WV	68,693	$6,500	02/2017	11/2026	$12,558	$1,169	$1,315
Industrial	7500 Chavenelle Rd.	Dubuque	IA	330,988	$8,725	06/2017	06/2017	$11,660	$1,217	$1,164
	5001 Greenwood Rd.	Shreveport	LA	646,000	$19,000	07/2017	10/2026	$26,678	$2,030	$2,165
	1420 Greenwood Rd.	McDonough	GA	296,972	$21,651	11/2017	10/2017	$30,897	$2,657	$2,595

	Total 2017 Mortgage Maturities			1,439,809	$68,669			$102,277	$8,961	$8,899

Footnotes

(1) Represents GAAP capitalized cost at December 31, 2012.

(2) Lease extended to 09/2020 subsequent to 12/31/2012.

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Consolidated Properties: Mortgages and Notes Payable

12/31/2012

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Foxboro, MA	(p)	$2,578	7.670%	01/2013	$2,677	$-
Colorado Springs, CO		10,252	6.250%	02/2013	165	10,233
Tempe, AZ		12,211	5.148%	05/2013	276	12,144
Brea, CA	(b)	73,445	5.734%	05/2013	2,112	73,071
Atlanta, GA		40,639	5.268%	05/2013	1,178	40,356
Irving, TX	(b)	36,691	5.452%	05/2013	1,059	36,466
Houston, TX		15,849	5.218%	05/2013	457	15,737
Southington, CT	(m)	12,317	5.018%	05/2013	348	12,228
Indianapolis, IN	(m)	8,686	5.168%	05/2013	406	8,580
Fort Myers, FL	(m)	8,595	5.268%	05/2013	235	8,550
Phoenix, AZ		16,811	6.270%	09/2013	1,104	16,490
Knoxville, TN		4,560	5.950%	09/2013	246	4,496
Foxboro, MA	(b)	5,719	6.000%	01/2014	3,270	-
Moody, AL		6,518	4.978%	01/2014	493	6,350
Arlington, TX		19,808	5.810%	02/2014	1,551	18,642
Redmond, OR		8,743	5.616%	04/2014	697	8,484
Fort Mill, SC		18,745	5.373%	05/2014	1,364	18,300
Philadelphia, PA	(e)	44,885	5.060%	07/2014	3,178	43,520
Fishers, IN		10,870	6.375%	08/2014	932	10,466
Columbus, IN	(i)	25,831	6.150%	09/2014	1,611	25,831
Las Vegas, NV	(i)	31,428	6.150%	09/2014	1,960	31,428
Memphis, TN	(i)	46,253	6.150%	09/2014	2,884	46,253
Columbus, IN	(i)	586	7.500%	09/2014	54	568
Las Vegas, NV	(i)	713	7.500%	09/2014	66	690
Memphis, TN	(i)	1,049	7.500%	09/2014	97	1,017
Issaquah, WA	(b)	31,028	5.665%	12/2014	2,113	30,388
Canonsburg, PA	(b)	9,087	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,583	5.639%	01/2015	1,548	29,900
Greenville, SC		9,000	5.500%	01/2015	495	9,000
Carrollton, TX		12,642	5.530%	01/2015	993	12,022
Herndon, VA	(b)	10,928	5.885%	04/2015	888	10,359
Franklin, NC		552	8.500%	04/2015	271	-
Kalamazoo, MI		16,485	5.411%	05/2015	1,189	15,087
Glen Allen, VA	(b)	18,940	5.377%	05/2015	1,292	18,321
Houston, TX		15,218	5.160%	05/2015	1,114	14,431
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
Houston, TX		11,893	5.210%	05/2015	874	11,282
Indianapolis, IN		11,817	5.160%	05/2015	865	11,205
San Antonio, TX		11,740	5.340%	05/2015	875	11,167
Suwanee, GA	(p)	10,964	5.260%	05/2015	751	10,502
Los Angeles, CA		10,298	5.110%	05/2015	750	9,760
Richmond, VA		9,538	5.310%	05/2015	708	9,055
Harrisburg, PA		8,221	5.110%	05/2015	599	7,792
Knoxville, TN		7,013	5.310%	05/2015	520	6,658
McDonough, GA		11,887	5.212%	06/2015	836	11,349
Mission, TX		5,702	5.783%	06/2015	462	5,371

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Consolidated Properties: Mortgages and Notes Payable

12/31/2012

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Carrollton, TX	(b)	19,393	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	14,152	4.990%	07/2015	1,044	13,345
Hopkinsville, KY		8,301	4.990%	07/2015	612	7,828
Dry Ridge, KY	(n)	4,335	4.990%	07/2015	320	4,088
Owensboro, KY	(n)	3,787	4.990%	07/2015	279	3,571
Elizabethtown, KY	(j)	2,675	4.990%	07/2015	197	2,522
Houston, TX	(b)	35,811	6.250%	09/2015	8,159	18,161
Houston, TX		4,076	8.036%	09/2015	950	2,203
Temple, TX		8,628	6.090%	01/2016	668	7,463
Bridgewater, NJ		14,476	5.732%	03/2016	1,035	13,825
Omaha, NE		8,113	5.610%	04/2016	621	7,560
Bremerton, WA		6,489	6.090%	04/2016	494	5,479
Tempe, AZ		7,662	5.610%	04/2016	586	7,140
Byhalia, MS		15,000	4.710%	06/2016	707	15,000
Lisle, IL		9,910	6.500%	06/2016	793	9,377
Farmers Branch, TX	(b)	18,459	5.939%	07/2016	1,136	18,363
Rochester, NY	(f)	17,813	6.210%	08/2016	1,383	16,765
Statesville, NC	(f)	13,360	6.210%	08/2016	1,037	12,574
Rockford, IL	(f)	6,538	6.210%	08/2016	508	6,153
Glenwillow, OH		16,093	6.130%	09/2016	1,240	15,132
Plymouth, IN		6,147	6.315%	09/2016	497	5,723
Tomball, TX		9,464	6.063%	11/2016	683	8,041
Memphis, TN		3,742	5.710%	01/2017	275	3,484
Huntington, WV		6,500	4.150%	02/2017	270	6,500
Orlando, FL		9,865	5.722%	02/2017	696	9,309
Dubuque, IA		9,725	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		23,000	6.110%	11/2017	1,637	21,651
Lorain, OH	(b)	1,225	7.750%	07/2018	108	-
Manteca, CA	(b)	866	7.750%	07/2018	77	-
Watertown, NY	(b)	814	7.750%	07/2018	72	-
Lewisburg, WV	(b)	572	7.750%	07/2018	51	-
San Diego, CA	(b)	552	7.750%	07/2018	49	-
Galesburg, IL	(b)	486	7.750%	07/2018	43	-
Erwin, NY		9,082	5.910%	10/2018	728	6,637
Boston, MA		12,975	6.100%	12/2018	996	11,520
North Berwick, ME		8,677	3.560%	04/2019	1,532	-
Overland Park, KS	(b)	35,829	5.891%	05/2019	2,657	31,867
Kansas City, MO	(b)	17,087	5.883%	05/2019	1,268	15,182
Meridian, ID		10,553	6.010%	08/2019	753	7,675
Streetsboro, OH	(b)	18,497	5.749%	09/2019	1,344	16,338
The Woodlands, TX	(p)	7,445	6.507%	11/2019	563	6,692
Lenexa, KS		10,594	6.270%	12/2019	774	7,770
Boca Raton, FL		20,317	6.470%	02/2020	1,542	18,414
Oakland, ME		9,446	5.930%	10/2020	750	7,660
Lavonia, GA		8,549	5.460%	12/2020	741	5,895
Wall, NJ	(b)	23,706	6.250%	01/2021	3,312	-
Charleston, SC		7,350	5.850%	02/2021	436	6,632

35

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

12/31/2012

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Whippany, NJ		14,977	6.298%	11/2021	1,344	10,400
Baltimore, MD		55,000	4.320%	06/2023	2,376	47,676
Palo Alto, CA		59,409	3.970%	12/2023	3,491	-
Chester, SC		10,582	5.380%	08/2025	1,144	362
Farmington Hills, MI	(b)(h)	17,639	7.420%	03/2031	1,500	10,279
Subtotal/Wtg. Avg./Years Remaining (l)		$1,415,961	5.603%	3.8	$103,540	$1,206,235

Corporate
Term Loan	(k)	$255,000	3.673%	01/2019	$9,496	$255,000
Convertible Notes	(o)(c)	83,896	6.000%	01/2030	5,034	83,896
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$468,016	4.954%	10.7	$23,315	$468,016
Total/Wtg. Avg./Years Remaining (l)		$1,883,977	5.442%	5.5	$126,855	$1,674,251

Footnotes

(a)	Subtotal and total based on weighted average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Represents full payable of notes, discount of $5,769 excluded from balance. Subsequent to 12/31/2012, $35.0 million of notes converted for 5.0 million common shares.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Lexington has an 80.5% interest in this property.
(f)	Properties are cross-collateralized.
(g)	Rate fixed through 04/2017, thereafter LIBOR plus 170 bps.
(h)	Loan is in hyper-amortization.
(i)	Properties are cross-collateralized.
(j)	Properties are cross-collateralized.
(k)	As of 12/31/2012, secured by a borrowing base of properties, which collateral has been released subsequent to 12/31/2012.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Debt service payments have been suspended.
(n)	Properties are cross-collateralized.
(o)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(p)	Debt satisfied subsequent to 12/31/2012.

36

LEXINGTON REALTY TRUST

Non- Consolidated Investments: Mortgages & Notes Payable

12/31/2012

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Oklahoma TIC	$14,221	$5,688	5.240%	05/2015	$976	$13,673	$5,469
One Summit	10,669	3,201	9.375%	10/2016	3,344	-	-
One Summit	7,149	2,145	10.625%	11/2016	2,239	-	-
Rehab Humble Lessee	15,127	2,269	4.700%	05/2017	950	13,982	2,097
Total/Wtg. Avg. (1)/Years Remaining (2)	$47,166	$13,303	7.01%	3.3	$7,509	$27,655	$7,566

Footnotes

(1)	Weighted average interest rate based on proportionate share.
(2)	Weighted average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.

37

LEXINGTON REALTY TRUST

Partnership Interests

Twelve months ended December 31, 2012

($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$595
Interest expense	$533
Depreciation and amortization	$830

Non-Consolidated Net Leased Real Estate - Lexington's Share (2)

EBITDA	$19,892
Interest expense	$2,098

Footnotes

(1) Excludes discontinued operations and OP unit noncontrolling interests.

(2) Includes NLS through 8/31/2012.

38

LEXINGTON REALTY TRUST

Selected Balance Sheet and Income Statement Account Data

12/31/2012

($000)

Balance Sheet

Other assets	$27,780

The components of other assets are:

Deposits	$265
Investments- capital lease	10,685
Equipment	527
Prepaids	2,546
Other receivables	768
Deferred tax asset	858
Deferred lease incentives	11,992
Other	139

Accounts payable and other liabilities	$70,367

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$14,033
CIP accruals and other	26,987
Taxes	813
Deferred lease and loan costs	10,630
Subordinated notes	2,447
Deposits	1,798
Escrows	1,448
Transaction / build-to-suit costs	4,155
Guarantee obligation	1,500
Interest rate swap derivative liability	6,556

Income Statement - Twelve months ended December 31, 2012

Non-cash interest expense, net	$736

39

LEXINGTON REALTY TRUST

Select Credit Metrics

	12/31/2011	12/31/2012	Adjusted 12/31/2012 (1)

Company FFO Payout Ratio	49.0%	56.1%	57.3%

Non-mortgaged Assets	$1.39 billion	$1.69 billion	$1.69 billion

Debt + Preferred / Gross Assets	49.7%	46.8%	46.0%

Debt/Gross Assets	41.9%	41.3%	40.5%

Secured Debt / Gross Assets	34.4%	36.7%	31.1%

Net Debt / EBITDA	5.6 times	6.4 times	6.0 times

Net Debt + Preferred / EBITDA	6.7 times	7.3 times	6.8 times

Credit Line Availability	$294.3 million	$296.3 million	$296.3 million

Development / Gross Assets	0.9%	1.6%	1.6%

EBITDA / Revenue	77.0%	76.5%	77.6%

EBITDA / PrefDiv + Interest Expense	2.3 times	2.4 times	2.5 times

JV + Advisory Income / Revenues	8.5%	4.4%	0.6%

Footnotes

(1) December 31, 2012 credit metrics adjusted to reflect impact of (i) 17.25 million common share issuance in 4Q12, (ii) repayment of debt with offering proceeds, (iii) conversion of $66.1 million of 6.00% Convertible Guaranteed Notes due 2030, which occurred in 4Q12 & 1Q13, (iv) $255.0 million term loan unsecured in 1Q13, and (v) the NLS acquisition as if they occurred at the beginning of the period presented.

40

LEXINGTON REALTY TRUST

Other Data

12/31/2012

($000)

Base Rent Estimates for Current Assets

Year	Cash (1)	GAAP (1)
2013	$335,434	$345,880
2014	$319,130	$319,413
2015	$276,267	$275,184
2016	$245,691	$244,531
2017	$223,331	$222,025

Other Revenue Data

Asset Class	GAAP Base Rent as of 12/31/12 (2)	2012 Percentage	2011 Percentage
Office	$156,366	50.0%	56.2%
Long-term leases (3)	$72,238	23.1%	15.0%
Industrial	$47,448	15.1%	15.0%
Multi-tenant	$28,037	9.0%	10.2%
Retail/Specialty	$8,930	2.8%	3.6%
	$313,019	100.0%	100.0%

Credit Ratings (4)
Investment Grade	$153,656	49.1%	47.8%
Non-Investment Grade	$49,025	15.7%	16.6%
Unrated	$110,338	35.2%	35.6%
	$313,019	100.0%	100.0%

Same-Store NOI (5)(6)	Twelve months ended December 31
	2012	2011
Total Base Rent	$272,542	$272,208
Tenant Reimbursements and Other	29,257	31,396
Property Operating Expenses	(58,169)	(57,788)
Same-Store NOI	$243,630	$245,816

Change in Same-Store NOI	(0.9)%

Weighted-Average Lease Term	As of 12/31/12	As of 12/31/11
	7.1 years	6.2 years

Footnotes

(1)	Amounts assume (1) lease terms for non-cancellable periods only, (2) that all below market leases are renewed by the tenants at the option rate and (3) that no new or renegotiated leases are entered into after 12/31/2012.
(2)	Twelve months ended 12/31/2012 GAAP base rent recognized for consolidated properties owned as of 12/31/2012.
(3)	Long-term leases are defined as leases having a term of ten years or longer.
(4)	Credit ratings are based upon either tenant, guarantor or parent. Generally, all multi-tenant assets are included in unrated.
(5)	NOI is on a consolidated cash basis.
(6)	Excludes properties acquired and sold in 2012 and 2011.

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LEXINGTON REALTY TRUST

Top 20 Markets

12/31/2012

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 12/31/12 (1)
1	Dallas-Fort Worth-Arlington, TX	8.3%
2	Houston-Sugar Land-Baytown, TX	5.1%
3	Memphis, TN-MS-AR	5.0%
4	Baltimore-Towson, MD	5.0%
5	New York-Northern New Jersey-Long Island, NY-NJ-PA	3.7%
6	Orlando-Kissimmee, FL	3.6%
7	Kansas City, MO-KS	3.6%
8	Los Angeles-Long Beach-Santa Ana, CA	3.5%
9	Atlanta-Sandy Springs-Marietta, GA	3.0%
10	Boston-Cambridge-Quincy, MA-NH	2.8%
11	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.6%
12	Columbus, OH	2.4%
13	Phoenix-Mesa-Scottsdale, AZ	2.4%
14	Indianapolis-Carmel, IN	2.3%
15	Chicago-Naperville-Joliet, IL-IN-WI	2.1%
16	Detroit-Warren-Livonia, MI	2.1%
17	Charlotte-Gastonia-Concord, NC-SC	1.9%
18	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.8%
19	San Antonio, TX	1.7%
20	Seattle-Tacoma-Bellevue, WA	1.6%
	Total Top 20 Markets (3)	64.5%

Footnotes

(1)	Twelve months ended 12/31/2012 GAAP base rent recognized for consolidated properties owned as of 12/31/2012.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

42

LEXINGTON REALTY TRUST

Tenant Industry Diversification

12/31/2012

Industry Category	Percent of GAAP Base Rent as of 12/31/2012 (1) (2)
Finance/Insurance	14.8%
Technology	10.1%
Energy	9.3%
Automotive	9.0%
Consumer Products	8.2%
Service	8.1%
Transportation/Logistics	6.2%
Healthcare	5.3%
Food	5.0%
Telecommunications	4.0%
Media/Advertising	3.6%
Construction/Materials	3.2%
Printing/Production	2.8%
Aerospace/Defense	2.7%
Apparel	2.0%
Retail Department	1.6%
Retail Specialty	1.5%
Education	1.2%
Real Estate	1.1%
Retail Electronics	0.3%
100.0%

Footnotes

(1)	Twelve months ended 12/31/2012 GAAP base rent recognized for consolidated properties owned as of 12/31/2012.
(2)	Total shown may differ from detailed amounts due to rounding.

43

LEXINGTON REALTY TRUST

Top 10 Tenants or Guarantors

12/31/2012

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 12/31/2012 ($000) (1)	Percent of GAAP Base Rent as of 12/31/2012 ($000) (1) (2)
Bank of America, National Association	8	691,893	1.7%	$9,361	3.0%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	5.0%	$8,882	2.8%
Baker Hughes, Inc.	2	619,885	1.5%	$7,592	2.4%
Federal Express Corporation	2	647,499	1.6%	$7,567	2.4%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.2%	$7,010	2.2%
Morgan, Lewis & Bockius LLP (3)	1	289,432	0.7%	$6,686	2.1%
Wells Fargo Bank, N.A.	2	338,301	0.8%	$5,986	1.9%
Michelin North America, Inc.	2	1,908,570	4.6%	$5,581	1.8%
Transamerica Life Insurance Company	1	156,140	0.4%	$5,524	1.8%
JPMorgan Chase Bank, National Association	3	430,375	1.0%	$5,417	1.7%
	30	7,611,577	18.5%	$69,606	22.2%

Footnotes

(1)	Twelve months ended 12/31/2012 GAAP base rent recognized for consolidated properties owned as of 12/31/2012.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Includes parking garage operations. Lexington has an 80.5% interest in this property.

44

Investor Information

Transfer Agent

Computershare

PO Box 43078

Providence, RI 02940-3078

(800) 850-3948

www-us.computershare.com/investor/

Investor Relations

Patrick Carroll

Executive Vice President and Chief Financial Officer

Telephone (direct)                (212) 692-7215

Facsimile (main)                  (212) 594-6600

E-mail                                   pcarroll@lxp.com

Research Coverage

Bank of America/Merrill Lynch		J.P. Morgan Chase
James Feldman	(646) 855-5808	Anthony Paolone	(212) 622-6682

Barclays Capital		Jefferies
Ross L. Smotrich	(212) 526-2306	Omotayo Okusanya	(212) 336-7076

Evercore Partners		Stifel Nicolaus
Sheila K. McGrath	(212) 497-0882	John W. Guinee	(443) 224-1307

Friedman, Billings, Ramsey		Wells Fargo Securities, LLC
Gabe Poggi	(703) 469-1141	Todd J. Stender	(212) 214-8067

45